UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

LiveWire Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41511	87-4730333
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(650) 447-8424

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	LVWR	New York Stock Exchange
Warrants to purchase common stock	LVWR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Dust Motorcycles Asset Purchase Agreement

On May 18, 2026, LiveWire Group, Inc. (the “Company”) entered into and consummated the transactions contemplated by an Asset Purchase Agreement (the “Agreement”) with Dust Motorcycles, Inc., a Delaware corporation (“Seller”), LiveWire EV, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Purchaser”), and the equity holders of Seller (the “Selling Holders”). Pursuant to the Agreement, Purchaser acquired substantially all of Seller’s assets related to the design, development, manufacture and distribution of electric motorcycles and dirt bikes and related powertrain technology (the “Acquisition”).

Purchaser also assumed certain specified liabilities of Seller under the Agreement.

The consideration includes (i) $375,000 in cash, (ii) $500,000 in shares of the Company’s common stock (“Common Stock”) issued promptly following closing, (iii) three annual installment payments of $875,000 each payable in shares of Common Stock on each of the first three anniversaries of the closing date, and (iv) contingent earn-out payments of up to $11,250,000 in the aggregate payable in shares of Common Stock, in each case subject to the terms of the Agreement. In each case, the number of shares of Common Stock to be issued will be determined based on a volume-weighted average per share of Common Stock over the 30 trading days immediately prior to the determination date.

The Agreement contains customary representations and warranties by Seller, the Selling Holders and the Company. The Agreement also contains indemnification provisions pursuant to which Seller and the Selling Holders have agreed to indemnify Purchaser and its affiliates for breaches of representations and warranties, breaches of covenants, excluded liabilities and certain other matters, subject to certain limitations including a cap equal to the aggregate purchase price and customary exceptions.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

2026 KYMCO Amended and Restated Contract Manufacturing Agreement

On May 19, 2026, LiveWire EV, LLC and Kwang Yang Motor Co., Ltd., a Taiwanese company (“KYMCO”) entered into the KYMCO Amended and Restated Contract Manufacturing Agreement (the “KYMCO Amended and Restated Contract Manufacturing Agreement”), which amends, restates and replaces the Contract Manufacturing Agreement between the parties, effective as of September 26, 2022. Pursuant to the terms of the KYMCO Amended and Restated Contract Manufacturing Agreement, the parties agreed to revise the exclusivity term so that KYMCO will be the Company’s exclusive manufacturer for the Parisian maxi-scooter and any future products on which the parties may agree for five years from the date that KYMCO begins manufacturing the relevant product, but such exclusivity does not apply to the manufacture of powertrains used in the applicable products. Following this exclusivity period, we may terminate the agreement for one or more applicable products upon two years’ notice, subject to payment of certain termination charges, which may include costs related to procurement cancellations, employee termination, machinery and equipment, capital investment, unused manufacturing space, and other wind-down expenditures incurred by KYMCO in connection with the end of production.

In addition, the parties modified the pricing construct so that products will be priced as FOB (Free on Board) pricing instead of a cost-plus model and agreed to collaborate on the selection of the source of new materials and equipment that are used in our products and to manufacture the Company’s products.

The foregoing description of the KYMCO Amended and Restated Contract Manufacturing Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The shares of Common Stock were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), based on representations made by Seller that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act, that it is acquiring the shares for investment purposes only and not with a view toward distribution and that it has sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the investment.

As described in Item 1.01 above, the Company may issue additional shares of Common Stock to Seller pursuant to the Agreement as annual installment payments and contingent earn-out payments. Any such shares will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act based on representations made by Seller in the Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 21, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on two proposals as set forth below, each of which is described in detail in the 2026 Proxy Statement. The number of votes cast for, against, or withholding authority, and the number of abstentions and any broker non-votes, with respect to each matter voted upon are set forth below.

1.

The director nominees listed below were elected at the Annual Meeting to serve as directors of the Company for a term of one-year and until each of their respective successors have been duly elected and qualified:

Director Nominee	Shares Voted in Favor	Shares Withholding Authority	Broker Non-Votes
William Cornog	181,785,245	554,268	11,340,018
Kjell Gruner	181,574,364	765,149	11,340,018
Glen Koval	181,574,582	764,931	11,340,018
Paul Krause	181,324,025	1,015,488	11,340,018
Hiromichi Mizuno	182,237,874	101,639	11,340,018
Bryan Niketh	181,572,244	767,269	11,340,018
Jonathan Root	181,552,266	787,247	11,340,018

2.	The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Shares Voted For	Shares Voted Against	Abstentions
193,641,297	36,746	1,488

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1†#	Asset Purchase Agreement, dated May 18, 2026, by and among LiveWire EV, LLC, LiveWire Group, Inc., Dust Motorcycles, Inc. and the other parties named therein.

10.2#	Amended and Restated Contract Manufacturing Agreement, dated May 19, 2026, by and between Kwang Yang Motor Co., Ltd. and LiveWire EV, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†

The annexes, schedules and certain exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, scheduled or exhibit to the SEC upon request.

#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveWire Group, Inc.

Date: May 22, 2026	/s/ Jennifer Hoover
Jennifer Hoover
Head Accounting Officer

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